Condensed Consolidated Statements of Changes in Partners' Capital - USD ($) $ in Thousands	Total	Common Units [Member]	Subordinated Units [Member]	General Partner Unit [Member]	Accumulated Other Comprehensive Income [Member]
Beginning Balance at Dec. 31, 2014	$ 419,365	$ 307,544	$ 103,680	$ 8,141
Net income	22,875	13,596	8,851	428
Other comprehensive income	0	0	0	0	$ 0
Cash distributions	(38,261)	(23,399)	(14,120)	(742)
Proceeds from public offering	116,924	114,500		2,424
Offering cost (Note 13)	(293)	(288)		(5)
Ending Balance at Sep. 30, 2015	520,610	411,953	98,411	10,246
Beginning Balance at Dec. 31, 2015	520,770	411,317	99,158	10,295
Net income	41,598	35,655	5,052	891
Other comprehensive income	0	0	0	0	$ 0
Cash distributions	(45,134)	(34,049)	(10,088)	(997)
Conversion of subordinated units to common units		94,123	$ (94,123)
Ending Balance at Sep. 30, 2016	$ 517,234	$ 507,045		$ 10,189